UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2017

Commission file number 333-151200

FLURIDA GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	3469	26-0688130
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(IRS I.D.)

45-D Butterfield Circle El Paso, TX	79906
(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number: (310) 513-0888

N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 9, 2017, the Registrant was informed by its independent registered public accounting firm, Enterprise CPAs, Ltd (“Enterprise”), that the client auditor relationship between the Registrant and Enterprise has ceased.

The Company has previously filed a Form 15 to terminate its duty to report under the Securities Exchange Act of 1934, and so a report on Form 8-K concerning the events reported herein was not filed. Subsequently, in connection with a delisting application to FINRA, FINRA required that a report on Form 10-Q for the period ended March 31, 2017 be filed. Thus, the Company had to engage a new audit firm to perform a review of the Company’s financial statements on Form 10-Q for the period ended March 31, 2017. This was accomplished as of December 7, 2017 when the Board of Directors of the Registrant approved of the replacement of Enterprise through the engagement of Boyle CPA LLC (“Boyle”) to review the Report on Form 10-Q for the quarter ended March 31, 2017.

Neither the Report of Enterprise, Registrant’s Auditor on the financial statements of Registrant for the fiscal years ended December 31, 2015 and 2016, nor subsequent interim periods contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant’s audited financial statements contained a going concern qualification in the Registrant’s audited financial statements.

There were no disagreements or other “reportable events” as that term is described in Item 304(a)(1)(iv) and Item 304(a)(1)(v), respectively, of Regulation S-K, occurring within the Registrant’s two most recent fiscal years and the subsequent interim periods through the date of resignation.

During the most recent fiscal year since inception, and the interim periods preceding the engagement, the Registrant has not consulted Boyle CPA LLC regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

No audit or similar committee of the board of directors, or the board of directors as a whole, discussed the subject matter the disagreements with the former accountant except to acknowledge receipt of and accept Enterprise’s resignation.

The resignation was not requested by our Board of Directors or any committee thereof.

We have authorized Enterprise to respond fully to the inquiries of the successor accountant concerning the subject matter of each of such disagreements.

We have provided Enterprise with a copy of the foregoing disclosure, and have requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure. We are including as an Exhibit to this Form 8-K, a copy of the letter from Enterprise as required by Item 304(a)(3) of Regulation S-K.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibits

16.1	Letter from Enterprise

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Flurida Group, Inc.

Dated: December 8, 2017	By:	/s/ Jianfeng Ding
Jianfeng Ding
Chief Executive Officer

3